                                                         EXHIBIT 10  (cxxvii)

                                AMENDMENT NO. 1
                                     TO THE
                RETIREMENT BENEFIT PLAN FOR ALFRED M. RANKIN, JR.

                 NACCO Industries, Inc. hereby adopts and publishes this Amendment No. 1 to the Retirement Benefit Plan for Alfred M. Rankin, Jr. (the "Plan"), effective as of December 31, 1993. Words and phrases used herein with initial capital letters which are defined in the Plan are used herein as so defined.


                                   SECTION 1
                                   ---------

                 Section 1(e) of the Plan is hereby amended by adding the following sentence to the end thereof:

                 "Notwithstanding any provision of the Plan to the contray, the Supplemental Retirement Benefit payable hereunder shall be frozen effective as of December 31, 1993."

                                   SECTION 2
                                   ---------

                 The Plan is hereby amended by deleting the phrase "the Baord of Directors of the Company" and replacing it with the phrase "the Nominating, Organization and Compensation Committee of the Board of Directors of the Company" each time it appears therein.


                 EXECUTED this 21st day of December, 1993, to be effective
as of December 31, 1993        ----        --------


                                  NACCO INDUSTRIES, INC.


                                  By: /S/ Charles A. Bittenbender
                                     ----------------------------


                                  Title: Vice President
                                         --------------






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